UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549


                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

                           January 31, 2007
            ------------------------------------------------
            Date of Report (Date of earliest event reported)

                                Con-way Inc.
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)

         Delaware               1-5046              94-1444798
         ----------             ------              ----------
        (State or other        (Commission         (IRS Employer
        jurisdiction of        File Number)        Identification
        incorporation or                              Number)
         organization)

       2855 Campus Drive, Suite 300, San Mateo, California 94403
      -----------------------------------------------------------
                (Address of principal executive offices)
                               (zip code)

          Registrant's telephone number, including area code:
                             (650) 378-5200


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     (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION


On January 29, 2007, Con-way Inc. issued a press release announcing results of operations for the quarter ended December 31, 2006, which is being furnished to the U.S. Securities and Exchange Commission. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. On January 30, 2007, Con-way hosted a conference call to discuss fourth-quarter and full-year 2006 results. A copy of the Company's transcript of that call is attached hereto as Exhibit 99.2 and is incorporated herein by reference.


ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS


On January 28 and January 29, 2007, the Company's Compensation Committee, together with (in the case of the compensation of the Company's Chief Executive Officer), the other independent members of the Board of Directors, approved the following:

Salary Increases:


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|Officer  |Title                                 |Current |%       |New     |
|         |                                      |Salary  |Increase|Salary  |
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|         |                                      |        |        |        |
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|Douglas  |President and Chief Executive Officer |$675,012|2.96%   |$695,032|
|W.       |                                      |        |        |        |
|Stotlar  |                                      |        |        |        |
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|John G.  |Vice President                        |$341,276|2.00%   |$348,140|
|Labrie   |                                      |        |        |        |
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|David S. |Senior Vice President                 |$418,756|2.00%   |$427,180|
|McClimon |                                      |        |        |        |
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|David L. |President, Con-way Central Express    |$362,232|2.00%   |$369,512|
|Miller   |                                      |        |        |        |
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|Jennifer |Senior Vice President, General Counsel|$325,572|3.50%   |$337,012|
|W.       |& Secretary                           |        |        |        |
|Pileggi  |                                      |        |        |        |
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|Kevin C. |Senior Vice President and Chief       |$350,012|2.00%   |$357,032|
|Schick   |Financial Officer                     |        |        |        |
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2007 Short-Term Incentive Compensation Awards.  The annual incentive compensation awards are based upon performance objectives approved by the Compensation Committee. The 2007 awards to Messrs. Stotlar, Schick and Labrie and Ms. Pileggi are based on the pre-tax, pre-incentive income of the Company, and the awards to Messrs. McClimon and Miller are based on the pre-incentive operating income, net revenue and claims paid of Con-Way Freight, Inc. The maximum incentive compensation for any officer is equal to twice his or her target award.


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|Officer  |Title                       |Target Award,  |Target  |
|         |                            |as Percentage  |Award   |
|         |                            |of Salary      |($)     |
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|         |                            |               |        |
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|Douglas  |President and Chief         |100%           |$695,032|
|W.       |Executive Officer           |               |        |
|Stotlar  |                            |               |        |
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|John G.  |Vice President              |75%            |$261,105|
|Labrie   |                            |               |        |
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|David S. |Senior Vice President       |75%            |$320,385|
|McClimon |                            |               |        |
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|David L. |President, Con-way Central  |60%            |$221,707|
|Miller   |Express                     |               |        |
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|Jennifer |Senior Vice President,      |75%            |$252,759|
|W.       |General Counsel & Secretary |               |        |
|Pileggi  |                            |               |        |
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|Kevin C. |Senior Vice President and   |75%            |$267,774|
|Schick   |Chief Financial Officer     |               |        |
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2007 Long-Term Incentive Compensation Awards

A. Awards of Performance Share Plan Units. Each performance share plan unit described in the table below is made pursuant to, and is governed by the terms of, the Company's 2006 Equity and Incentive Plan and a performance share plan unit grant agreement in the form attached as Exhibit 99.3 to this Report on Form 8-K. The performance share plan units will vest, if at all, at the end of the three-year period commencing on January 1, 2007 and ending December 31, 2009. The number of performance share plan units that vest is dependent upon the Company's level of revenue growth and profitability during the three-year period and can range from 0% to 200% of the target award. A pro rata portion (based on the number of months elapsed divided by 36) of the target award will vest upon the executive's death or disability or upon a change in control of the Company. Dividend equivalents are not paid on performance share plan units. The foregoing description of the performance share plan unit awards is qualified in its entirety by reference to the form of performance share plan unit grant agreement in the form attached as
Exhibit 99.3 to this Report on Form 8-K.


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|Officer  |Title                            |Number of Performance Share    |
|         |                                 |Plan Units at Target           |
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|         |                                 |                               |
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|Douglas  |President and Chief Executive    |29,798                         |
|W.       |Officer                          |                               |
|Stotlar  |                                 |                               |
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|John G.  |Vice President                   |8,396                          |
|Labrie   |                                 |                               |
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|David S. |Senior Vice President            |10,302                         |
|McClimon |                                 |                               |
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|David L. |President, Con-way Central       |4,951                          |
|Miller   |Express                          |                               |
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|Jennifer |Senior Vice President, General   |8,127                          |
|W.       |Counsel & Secretary              |                               |
|Pileggi  |                                 |                               |
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|Kevin C. |Senior Vice President and Chief  |8,610                          |
|Schick   |Financial Officer                |                               |
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|         |                                 |                               |
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B.     Stock Option Awards.  Each stock option award described in the table below is made pursuant to, and is governed by the terms of, the Company's
2006 Equity and Incentive Plan and a stock option agreement, in the form attached as Exhibit 99.2 to the Company's Report on Form 8-K filed on September 29, 2006, entered into by the Company and the executive. These documents provide that the options have a term of ten years, will vest in equal annual installments over three years, commencing January 1, 2008, or earlier in certain circumstances (including in the event of death or disability or upon a Change in Control). Upon retirement at age 65 or pursuant to the "Rule of 85" (providing for an unreduced retirement benefit upon early retirement), the options vest and are exercisable for a period of one year thereafter. The foregoing description of the stock option awards is qualified in its entirety by reference to the form of stock option agreement attached as Exhibit 99.2 to the Company's Report on Form 8-K filed on September 29, 2006.



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|Officer  |Title               |Non-      |Incentive |Total  |Exercise Price|
|         |                    |Qualified |Stock     |Option |              |
|         |                    |Option    |Option    |Shares |              |
|         |                    |Shares    |Shares    |       |              |
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|         |                    |          |          |       |              |
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|Douglas  |President and Chief |112,857   |2,143     |115,000|$46.65        |
|W.       |Executive Officer   |          |          |       |              |
|Stotlar  |                    |          |          |       |              |
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|John G.  |Vice President      |27,857    |2,143     |30,000 |$46.65        |
|Labrie   |                    |          |          |       |              |
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|David S. |Senior Vice         |31,857    |2,143     |34,000 |$46.65        |
|McClimon |President           |          |          |       |              |
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|David L. |President, Con-way  |13,500    |0         |13,500 |$46.65        |
|Miller   |Central Express     |          |          |       |              |
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|Jennifer |Senior Vice         |25,857    |2,143     |28,000 |$46.65        |
|W.       |President, General  |          |          |       |              |
|Pileggi  |Counsel & Secretary |          |          |       |              |
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|Kevin C. |Senior Vice         |25,857    |2,143     |28,000 |$46.65        |
|Schick   |President and Chief |          |          |       |              |
|         |Financial Officer   |          |          |       |              |
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|         |                    |          |          |       |              |
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C.     Restricted Stock Awards. Each restricted stock award described in the table below is made pursuant to, and is governed by the terms of, the Company's 2006 Equity and Incentive Plan and a restricted stock award agreement, in the form attached hereto as Exhibit 99.11 to the Company's Report on Form 8-K filed on December 6, 2005, entered into by the Company and the executive. These documents provide that the restricted stock will vest in equal annual installments over three years, commencing January 29, 2008, or earlier in certain circumstances (including in the event of death or disability or upon a Change in Control). The foregoing description of the restricted stock awards is qualified in its entirety by reference to the form of restricted stock award agreement attached hereto as Exhibit 99.11 to the Company's Report on Form 8-K filed on December 6, 2005.


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|Officer |Title          |Number of Shares  |Grant Date Value of Shares of  |
|        |               |of  Restricted    |Restricted Stock ($)           |
|        |               |Stock             |                               |
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|        |               |                  |                               |
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|John G. |Vice President |7,500             |$349,875                       |
|Labrie  |               |                  |                               |
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|David S.|Senior Vice    |7,500             |$349,875                       |
|McClimon|President      |                  |                               |
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|David L.|President, Con-|4,000             |$186,600                       |
|Miller  |way Central    |                  |                               |
|        |Express        |                  |                               |
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|        |               |                  |                               |
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Amendment to 1998 Restatement of Deferred Compensation Plan for Executives.

In December 2006, the Board of Directors approved Amendment No. 5 to the Con-way 2005 Deferred Compensation Plan for Executives to provide that the performance of one or more investments selected by the participant from a designated group of investments will determine the gains or losses attributable to deferrals made after 2006. Prior to the amendment, all deferrals made under Plan were credited with a fixed rate of return. Participants' pre-2007 deferred account balances under the Plan will continue to be credited with a fixed rate of return unless the participant makes an election to have all or part of that account balance treated in the same manner as post-2006 deferrals. For 2007, the designated group of investments includes most of the same funds offered to participants in the Company's qualified 401(k) plan.

On January 29, 2007, the Board of Directors approved the 2007 Amendment to the 1998 Restatement of the Con-way Deferred Compensation Plan for Executives. This plan governs deferrals made by participants prior to 2005, and provides that all deferrals are credited with a fixed rate of return. The 2007 amendment revises the plan to allow participants to make an election to have all or part of their account balances under the plan treated in the same manner as deferrals made under the Con-way 2005 Deferred Compensation Plan for Executives. If such an election is made, then the portion of the account balance to which the election applies will no longer be credited with a fixed rate of return; instead, the performance of one or more investments selected by the participant from a designated group of investments will determine the gains or losses attributable to that portion of the account balance.

A copy of the 2007 Amendment to the 1998 Restatement of the Con-way Deferred Compensation Plan for Executives is attached as Exhibit 99.4. The foregoing description of the 2007 Amendment is qualified in its entirety by reference to Exhibit 99.4.


ITEM 7.01 REGULATION FD DISCLOSURE


In December 2006, the Company's Board of Directors approved Amendment No. 1 to the Con-way 2005 Deferred Compensation Plan for Non-Employee
Directors, which amends the Plan to provide for the same investment options for new deferrals as described above for executives, and to provide that participants' pre-2007 deferred account balances under the Plan will continue to be credited with a fixed rate of return unless the participant makes an election to have all or part of that account balance treated in the same manner as post-2006 deferrals.

On January 29, 2007, the Board of Directors approved the 2007 Amendment to the 1998 Restatement of the Con-way Deferred Compensation Plan for Non-Employee Directors. This plan governs deferrals made by participants prior to 2005 and provides that all deferrals are credited with a fixed rate of return. The 2007 amendment revises the plan to allow participants to make an election to have all or part of their account balances under the plan treated in the same manner as deferrals made under the 2005 Deferred Compensation Plan for Non-Employee Directors. If such an election is made, then the portion of the account balance to which the election applies will no longer be credited with a fixed rate of return; instead, the performance of one or more investments selected by the participant from a designated group of investments will determine the gains or losses attributable to that portion of the account balance. The amendment also allows participants to elect to convert all or any portion of their account balances into phantom stock units which track the performance of the Company's common stock.

A copy of the 2007 Amendment to the 1998 Restatement of the Con-way Deferred Compensation Plan for Non-Employee Directors is attached as Exhibit 99.5. The foregoing description of the 2007 Amendment is qualified in its entirety by reference to Exhibit 99.5.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

 (c)    Exhibits


        Exhibit No.             Description
        -----------             -----------
        99.1                    Press release issued on January 29, 2007
        99.2                    Transcript
        99.3                    Form of Performance Share Plan Unit Grant
                                    Agreement
        99.4                    2007 Amendment to 1998 Deferred Compensation
                                    Plan for Executives
        99.5                    2007 Amendment to 1998 Deferred Compensation
                                    Plan for Non-Employee Directors


                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Con-way Inc.
                        ------------
                        (Registrant)

January 31, 2007        /s/ Jennifer W. Pileggi
                        --------------------------
                        Jennifer W. Pileggi
                        General Counsel and Corporate Secretary